UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No. )

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OUSTER, INC.

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Your Vote Counts!
OUSTER, INC.
2022 Annual Meeting
Vote by June 8, 2022 11:59 PM ET
OUSTER, INC. 350 TREAT AVENUE
SAN FRANCISCO, CA 94110
D82224-P73151
You invested in OUSTER, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 9, 2022
11:00 a.m., Pacific Time
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/OUST2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Jorge del Calvo For 02) Sundari Mitra 03) Karin Rådström
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For
3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the
Company’s named executive officers. 1 Year
4. Approval of the Ouster, Inc. 2022 Employee Stock Purchase Program. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D82225-P73151